First Quarter 2016

Statistical Supplement

unum GROUP®

Unum Group
Statistical Supplement First Quarter 2016

 TABLE OF CONTENTS
(dollars in millions, except share data and where noted)
Interim Results are Unaudited

Unum Group Financial Highlights

	Three Months Ended		Year Ended
	3/31/2016	3/31/2015	12/31/2015	12/31/2014
Consolidated U.S. GAAP Results¹

Premium Income	$2,087.5	$2,006.3	$8,082.4	$7,797.2

Operating Revenue	$2,745.9	$2,662.7	$10,775.1	$10,508.4
Net Realized Investment Gain (Loss)	(20.5)	(15.3)	(43.8)	16.1

Revenue	$2,725.4	$2,647.4	$10,731.3	$10,524.5

Net Income	$210.6	$212.9	$867.1	$402.1
Net Income Per Share:
Basic	$0.88	$0.85	$3.51	$1.57
Assuming Dilution	$0.88	$0.84	$3.50	$1.57

Operating Return on Equity
Unum US	14.4%	13.5%	13.3%	13.3%
Unum UK	17.7%	16.1%	18.0%	18.3%
Colonial Life	17.7%	16.9%	16.6%	16.7%
Core Operating Segments	15.4%	14.4%	14.5%	14.5%
Consolidated	11.2%	11.5%	11.3%	11.3%

Assets	$61,967.9	$62,987.7	$60,563.6	$62,422.5
Stockholders' Equity	$8,920.3	$8,687.9	$8,663.9	$8,521.9

Traditional U.S. Life Insurance Companies' Statutory Results²
Net Gain from Operations, After Tax	$184.1	$157.7	$689.2	$623.9
Net Realized Investment Gain (Loss), After Tax	(17.5)	(0.8)	(35.5)	5.0

Net Income	$166.6	$156.9	$653.7	$628.9

Capital and Surplus	$3,459.0	$3,518.0	$3,470.3	$3,507.2

Weighted Average Risk-based Capital Ratio	~ 390%	~ 400%	~ 400%	~ 400%
1 Generally Accepted Accounting Principles
2 Our traditional U.S. life insurance companies are Provident Life and Accident Insurance Company, Unum Life Insurance Company of America (Unum America), The Paul Revere Life Insurance Company, Colonial Life & Accident Insurance Company, Provident Life and Casualty Insurance Company, First Unum Life Insurance Company, and Unum Insurance Company.

Unum Group Capital Metrics

	3/31/2016		3/31/2015		12/31/2015		12/31/2014
	(in millions)	per share	(in millions)	per share	(in millions)	per share	(in millions)	per share
Book Value
Total Stockholders' Equity, As Reported	$8,920.3	$37.52	$8,687.9	$34.82	$8,663.9	$35.96	$8,521.9	$33.78
Net Unrealized Gain on Securities	438.4	1.84	414.3	1.66	204.3	0.84	290.3	1.15
Net Gain on Cash Flow Hedges	351.8	1.48	411.9	1.65	378.0	1.57	391.0	1.55
Subtotal	8,130.1	34.20	7,861.7	31.51	8,081.6	33.55	7,840.6	31.08
Foreign Currency Translation Adjustment	(200.0)	(0.84)	(167.4)	(0.67)	(173.6)	(0.72)	(113.4)	(0.45)
Subtotal	8,330.1	35.04	8,029.1	32.18	8,255.2	34.27	7,954.0	31.53
Unrecognized Pension and Postretirement Benefit Costs	(389.5)	(1.64)	(398.4)	(1.60)	(392.6)	(1.63)	(401.5)	(1.59)
Total Stockholders' Equity, Excluding Accumulated Other Comprehensive Income	$8,719.6	$36.68	$8,427.5	$33.78	$8,647.8	$35.90	$8,355.5	$33.12

Dividends Paid	$45.2	$0.185	$42.3	$0.165	$174.2	$0.700	$159.4	$0.620

	Three Months Ended		Year Ended
	3/31/2016	3/31/2015	12/31/2015	12/31/2014
Shares Repurchased (millions)	3.7	3.2	12.3	8.7
Cost of Shares Repurchased (millions)(1)	$100.0	$108.1	$426.7	$300.6
Price (UNM closing price on last trading day of period)	$30.92	$33.73	$33.29	$34.88

Leverage Ratio	25.4%	25.2%	25.5%	25.2%

Holding Company Cash and Marketable Securities	$478	$426	$475	$575

(1) Includes commissions of a de minimis amount and $0.1 million for the three month periods ended March 31, 2016 and 2015, respectively, as well as $0.3 million and $0.1 million for the years ended December 31, 2015 and 2014, respectively.

Unum Group Ratings

	AM Best	Fitch	Moody's	S&P
Outlook	Stable	Stable	Stable	Stable

Issuer Credit Ratings	bbb	BBB	Baa2	BBB

Financial Strength Ratings
Provident Life and Accident	A	A	A2	A
Unum Life of America	A	A	A2	A
Colonial Life & Accident	A	A	A2	A
Paul Revere Life	A	A	A2	A
Unum Limited	NR	NR	NR	A-

NR = not rated

Unum Group Consolidated Statements of Income

	Three Months Ended		Year Ended
	3/31/2016	3/31/2015	12/31/2015	12/31/2014
Revenue
Premium Income	$2,087.5	$2,006.3	$8,082.4	$7,797.2
Net Investment Income	606.4	602.0	2,481.2	2,492.2
Net Realized Investment Gain (Loss)	(20.5)	(15.3)	(43.8)	16.1
Other Income	52.0	54.4	211.5	219.0
Total Revenue	2,725.4	2,647.4	10,731.3	10,524.5

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	1,729.8	1,653.9	6,782.8	7,310.8
Commissions	259.9	256.9	996.3	935.3
Interest and Debt Expense - Non-recourse Debt	1.7	1.7	6.6	7.3
Interest and Debt Expense - All Other Debt	36.9	36.1	146.2	160.2
Deferral of Acquisition Costs	(152.5)	(145.0)	(569.7)	(524.0)
Amortization of Deferred Acquisition Costs	132.2	134.3	482.3	440.8
Other Expenses	413.2	406.5	1,648.5	1,652.1
Total Benefits and Expenses	2,421.2	2,344.4	9,493.0	9,982.5

Income Before Income Tax	304.2	303.0	1,238.3	542.0
Income Tax Expense	93.6	90.1	371.2	139.9

Net Income	$210.6	$212.9	$867.1	$402.1

Average Weighted Shares Outstanding
Basic	239.6	251.5	247.0	255.5
Assuming Dilution	239.9	252.2	247.9	256.7

Actual Number of Shares Outstanding	237.7	249.5	240.9	252.3

Unum Group Sales Data for Unum US Segment

	Three Months Ended			Year Ended
	3/31/2016	3/31/2015	% Change	12/31/2015	12/31/2014
Sales by Product
Group Disability and Group Life and AD&D
Group Long-term Disability	$37.5	$37.3	0.5%	$239.7	$223.6
Group Short-term Disability	16.2	24.0	(32.5)	119.7	118.8
Group Life and AD&D	40.8	42.9	(4.9)	250.1	264.8
Subtotal	94.5	104.2	(9.3)	609.5	607.2
Supplemental and Voluntary
Individual Disability	16.7	12.3	35.8	67.5	56.8
Voluntary Benefits	125.9	131.9	(4.5)	262.6	238.1
Subtotal	142.6	144.2	(1.1)	330.1	294.9
Total Sales	$237.1	$248.4	(4.5)	$939.6	$902.1

Sales by Market Sector
Group Disability and Group Life and AD&D
Core Market (< 2,000 lives)	$58.2	$72.5	(19.7)%	$405.4	$401.7
Large Case Market	36.3	31.7	14.5	204.1	205.5
Subtotal	94.5	104.2	(9.3)	609.5	607.2
Supplemental and Voluntary	142.6	144.2	(1.1)	330.1	294.9
Total Sales	$237.1	$248.4	(4.5)	$939.6	$902.1

Unum Group Sales Data for Unum UK Segment

	Three Months Ended			Year Ended
(in millions of dollars)	3/31/2016	3/31/2015	% Change	12/31/2015	12/31/2014
Sales by Product
Group Long-term Disability	$10.2	$10.6	(3.8)%	$53.4	$57.4
Group Life	4.7	5.5	(14.5)	25.7	23.8
Supplemental	3.5	0.6	N.M.	5.0	3.9
Total Sales	$18.4	$16.7	10.2	$84.1	$85.1

Sales by Market Sector
Group Long-term Disability and Group Life
Core Market (< 500 lives)	$8.4	$6.9	21.7%	$44.3	$42.5
Large Case Market	6.5	9.2	(29.3)	34.8	38.7
Subtotal	14.9	16.1	(7.5)	79.1	81.2
Supplemental	3.5	0.6	N.M.	5.0	3.9
Total Sales	$18.4	$16.7	10.2	$84.1	$85.1

(in millions of pounds)
Sales by Product
Group Long-term Disability	£7.1	£7.0	1.4%	£35.0	£35.1
Group Life	3.2	3.6	(11.1)	16.8	14.4
Supplemental	2.5	0.4	N.M.	3.3	2.4
Total Sales	£12.8	£11.0	16.4	£55.1	£51.9

Sales by Market Sector
Group Long-term Disability and Group Life
Core Market (< 500 lives)	£5.9	£4.5	31.1%	£29.0	£25.8
Large Case Market	4.4	6.1	(27.9)	22.8	23.7
Subtotal	10.3	10.6	(2.8)	51.8	49.5
Supplemental	2.5	0.4	N.M.	3.3	2.4
Total Sales	£12.8	£11.0	16.4	£55.1	£51.9

5. 1

Unum Group Sales Data for Colonial Life Segment

	Three Months Ended			Year Ended
	3/31/2016	3/31/2015	% Change	12/31/2015	12/31/2014
Sales by Product
Accident, Sickness, and Disability	$58.3	$49.3	18.3%	$276.1	$260.7
Life	17.0	15.9	6.9	85.6	78.8
Cancer and Critical Illness	14.6	12.3	18.7	76.8	70.6
Total Sales	$89.9	$77.5	16.0	$438.5	$410.1

Sales by Market Sector
Commercial
Core Market (< 1,000 lives)	$62.0	$55.7	11.3%	$290.8	$275.6
Large Case Market	10.2	7.3	39.7	54.2	53.2
Subtotal	72.2	63.0	14.6	345.0	328.8
Public Sector	17.7	14.5	22.1	93.5	81.3
Total Sales	$89.9	$77.5	16.0	$438.5	$410.1

5. 2

Unum Group Consolidated Balance Sheets

	March 31	December 31
	2016	2015
		As Adjusted
Assets
Investments
Fixed Maturity Securities	$44,699.2	$43,354.4
Mortgage Loans	1,881.3	1,883.6
Policy Loans	3,343.9	3,395.4
Other Long-term Investments	572.2	583.0
Short-term Investments	743.3	807.3
Total Investments	51,239.9	50,023.7

Other Assets
Cash and Bank Deposits	120.7	112.9
Accounts and Premiums Receivable	1,661.0	1,598.4
Reinsurance Recoverable	4,798.5	4,725.1
Accrued Investment Income	754.5	702.8
Deferred Acquisition Costs	2,015.4	2,008.5
Goodwill	229.8	230.9
Property and Equipment	515.2	523.9
Other Assets	632.9	637.4
Total Assets	$61,967.9	$60,563.6

Liabilities
Policy and Contract Benefits	$1,462.2	$1,484.6
Reserves for Future Policy and Contract Benefits	44,446.6	43,540.6
Unearned Premiums	433.8	384.2
Other Policyholders’ Funds	1,672.9	1,674.6
Income Tax Payable	54.1	6.0
Deferred Income Tax	233.3	91.8
Short-term Debt	351.4	352.0
Long-term Debt - Non-recourse	310.8	324.0
Long-term Debt - All Other	2,131.7	2,125.4
Payables for Collateral on Investments	425.9	415.4
Other Liabilities	1,524.9	1,501.1
Total Liabilities	53,047.6	51,899.7

Stockholders’ Equity
Common Stock	30.3	30.3
Additional Paid-in Capital	2,253.6	2,247.2
Accumulated Other Comprehensive Income	200.7	16.1
Retained Earnings	8,160.6	7,995.2
Treasury Stock	(1,724.9)	(1,624.9)
Total Stockholders’ Equity	8,920.3	8,663.9
Total Liabilities and Stockholders’ Equity	$61,967.9	$60,563.6

Unum Group Deferred Acquisition Costs by Segment

	Unum US	Unum UK	Colonial Life	Consolidated
Balances at December 31, 2014	$1,096.5	$30.4	$774.4	$1,901.3
Capitalization	307.3	9.6	252.8	569.7
Amortization	(272.3)	(11.3)	(198.7)	(482.3)
Adjustment Related to Unrealized Investment Gains and Losses	4.9	—	16.5	21.4
Foreign Currency	—	(1.6)	—	(1.6)
Balances at December 31, 2015	1,136.4	27.1	845.0	2,008.5
Capitalization	84.9	2.0	65.6	152.5
Amortization	(78.5)	(2.7)	(51.0)	(132.2)
Adjustment Related to Unrealized Investment Gains and Losses	(0.9)	—	(11.7)	(12.6)
Foreign Currency	—	(0.8)	—	(0.8)
Balances at March 31, 2016	$1,141.9	$25.6	$847.9	$2,015.4

6. 1

Unum Group Balance Sheets by Segment - March 31, 2016

	Unum US
	Group Disability	Group Life and Accidental Death & Dismemberment	Supplemental and Voluntary	Total Unum US	Unum UK	Colonial Life	Closed Block	Corporate	Consolidated
Assets
Investments	$8,950.4	$2,352.3	$4,477.1	$15,779.8	$3,083.0	$2,675.2	$27,565.8	$2,136.1	$51,239.9
Deferred Acquisition Costs	82.6	69.3	990.0	1,141.9	25.6	847.9	—	—	2,015.4
Goodwill	—	—	187.6	187.6	42.2	—	—	—	229.8
All Other	458.0	161.2	234.9	854.1	302.9	236.2	5,983.9	1,105.7	8,482.8
Total Assets	$9,491.0	$2,582.8	$5,889.6	$17,963.4	$3,453.7	$3,759.3	$33,549.7	$3,241.8	$61,967.9

Liabilities
Reserves and Policyholder Benefits	$7,643.8	$1,712.9	$3,782.1	$13,138.8	$2,682.1	$2,256.7	$29,937.9	$—	$48,015.5
Debt	—	—	—	—	—		319.5	2,474.4	2,793.9
All Other	295.4	78.5	344.8	718.7	75.7	260.6	(51.9)	1,235.1	2,238.2
Total Liabilities	7,939.2	1,791.4	4,126.9	13,857.5	2,757.8	2,517.3	30,205.5	3,709.5	53,047.6

Allocated Stockholders' Equity
Other Allocated Stockholders' Equity	1,532.1	757.8	1,642.2	3,932.1	640.3	1,158.5	2,948.1	(548.9)	8,130.1
Net Unrealized Gain on Securities and Net Gain on Cash Flow Hedges	19.7	33.6	120.5	173.8	55.6	83.5	396.1	81.2	790.2
Total Allocated Stockholders' Equity	1,551.8	791.4	1,762.7	4,105.9	695.9	1,242.0	3,344.2	(467.7)	8,920.3

Total Liabilities and Allocated Stockholders' Equity	$9,491.0	$2,582.8	$5,889.6	$17,963.4	$3,453.7	$3,759.3	$33,549.7	$3,241.8	$61,967.9

Allocated stockholders' equity is determined on the basis of an internal allocation formula that reflects the volume and risk components of the business and aligns with our target capital levels for regulatory and rating agency purposes. We modify this formula periodically to recognize changes in the views of capital requirements.

6. 2

Unum Group Balance Sheets by Segment - December 31, 2015 - As Adjusted

	Unum US
	Group Disability	Group Life and Accidental Death & Dismemberment	Supplemental and Voluntary	Total Unum US	Unum UK	Colonial Life	Closed Block	Corporate	Consolidated
Assets
Investments	$8,761.1	$2,724.2	$4,119.8	$15,605.1	$3,131.2	$2,650.5	$27,005.7	$1,631.2	$50,023.7
Deferred Acquisition Costs	79.3	66.9	990.2	1,136.4	27.1	845.0	—	—	2,008.5
Goodwill	—	—	187.6	187.6	43.3	—	—	—	230.9
All Other	599.7	160.6	553.0	1,313.3	230.8	281.3	5,995.2	479.9	8,300.5
Total Assets	$9,440.1	$2,951.7	$5,850.6	$18,242.4	$3,432.4	$3,776.8	$33,000.9	$2,111.1	$60,563.6

Liabilities
Reserves and Policyholder Benefits	$7,575.1	$1,735.0	$3,704.8	$13,014.9	$2,649.5	$2,221.7	$29,197.9	$—	$47,084.0
Debt	—	—	—	—	—	—	332.5	2,468.9	2,801.4
All Other	370.0	131.6	371.4	873.0	71.2	258.6	(33.7)	845.2	2,014.3
Total Liabilities	7,945.1	1,866.6	4,076.2	13,887.9	2,720.7	2,480.3	29,496.7	3,314.1	51,899.7

Allocated Stockholders' Equity
Other Allocated Stockholders' Equity	1,488.9	1,070.3	1,689.9	4,249.1	652.9	1,239.9	3,164.0	(1,224.3)	8,081.6
Net Unrealized Gain on Securities and Net Gain on Cash Flow Hedges	6.1	14.8	84.5	105.4	58.8	56.6	340.2	21.3	582.3
Total Allocated Stockholders' Equity	1,495.0	1,085.1	1,774.4	4,354.5	711.7	1,296.5	3,504.2	(1,203.0)	8,663.9

Total Liabilities and Allocated Stockholders' Equity	$9,440.1	$2,951.7	$5,850.6	$18,242.4	$3,432.4	$3,776.8	$33,000.9	$2,111.1	$60,563.6

6. 3

Unum Group Financial Results by Segment

	Three Months Ended			Year Ended
	3/31/2016	3/31/2015	% Change	12/31/2015	12/31/2014	% Change
Premium Income
Unum US	$1,301.3	$1,230.2	5.8%	$4,960.0	$4,659.7	6.4%
Unum UK	139.3	139.0	0.2	576.2	607.2	(5.1)
Colonial Life	351.2	332.2	5.7	1,338.6	1,273.7	5.1
Closed Block	295.7	304.9	(3.0)	1,207.6	1,256.6	(3.9)
	2,087.5	2,006.3	4.0	8,082.4	7,797.2	3.7
Net Investment Income
Unum US	207.4	215.0	(3.5)	865.3	878.9	(1.5)
Unum UK	26.8	23.5	14.0	124.9	151.0	(17.3)
Colonial Life	34.0	37.0	(8.1)	145.4	145.5	(0.1)
Closed Block	333.4	320.4	4.1	1,320.0	1,281.5	3.0
Corporate	4.8	6.1	(21.3)	25.6	35.3	(27.5)
	606.4	602.0	0.7	2,481.2	2,492.2	(0.4)
Other Income
Unum US	29.0	30.9	(6.1)	119.2	122.1	(2.4)
Unum UK	—	—	—	—	—	—
Colonial Life	0.3	—	100.0	0.1	0.1	—
Closed Block	22.4	23.2	(3.4)	89.3	91.8	(2.7)
Corporate	0.3	0.3	—	2.9	5.0	(42.0)
	52.0	54.4	(4.4)	211.5	219.0	(3.4)
Total Operating Revenue
Unum US	1,537.7	1,476.1	4.2	5,944.5	5,660.7	5.0
Unum UK	166.1	162.5	2.2	701.1	758.2	(7.5)
Colonial Life	385.5	369.2	4.4	1,484.1	1,419.3	4.6
Closed Block	651.5	648.5	0.5	2,616.9	2,629.9	(0.5)
Corporate	5.1	6.4	(20.3)	28.5	40.3	(29.3)
	$2,745.9	$2,662.7	3.1	$10,775.1	$10,508.4	2.5

Unum Group Financial Results by Segment - Continued

	Three Months Ended			Year Ended
	3/31/2016	3/31/2015	% Change	12/31/2015	12/31/2014	% Change
Benefits and Expenses
Unum US	$1,321.8	$1,261.8	4.8%	$5,094.5	$4,815.8	5.8%
Unum UK	132.5	129.9	2.0	560.5	610.4	(8.2)
Colonial Life	308.1	291.6	5.7	1,175.0	1,120.3	4.9
Closed Block	617.8	621.8	(0.6)	2,497.8	3,208.1	(22.1)
Corporate	36.9	36.3	1.7	153.3	157.9	(2.9)
	2,417.1	2,341.4	3.2	9,481.1	9,912.5	(4.4)
Income (Loss) Before Income Tax, Net Realized Investment Gain (Loss), and Non-operating Retirement-related Loss
Unum US	215.9	214.3	0.7	850.0	844.9	0.6
Unum UK	33.6	32.6	3.1	140.6	147.8	(4.9)
Colonial Life	77.4	77.6	(0.3)	309.1	299.0	3.4
Closed Block	33.7	26.7	26.2	119.1	(578.2)	120.6
Corporate	(31.8)	(29.9)	(6.4)	(124.8)	(117.6)	(6.1)
	328.8	321.3	2.3	1,294.0	595.9	117.2
Income Tax Expense	102.0	96.5	5.7	393.0	161.0	144.1

Income Before Net Realized Investment Gain (Loss) and Non-operating Retirement-related Loss, Net of Tax	226.8	224.8	0.9	901.0	434.9	107.2

Net Realized Investment Gain (Loss), Net of Tax	(13.6)	(10.0)	36.0	(26.1)	12.8	N.M.

Non-operating Retirement-related Loss, Net of Tax	(2.6)	(1.9)	36.8	(7.8)	(45.6)	82.9

Net Income	$210.6	$212.9	(1.1)	$867.1	$402.1	115.6

7. 1

Unum Group Quarterly Historical Financial Results by Segment

	3/31/16	12/31/15	9/30/15	6/30/15	3/31/15	12/31/14	9/30/14	6/30/14	3/31/14
Premium Income
Unum US	$1,301.3	$1,251.6	$1,241.8	$1,236.4	$1,230.2	$1,186.8	$1,162.7	$1,157.7	$1,152.5
Unum UK	139.3	150.4	144.6	142.2	139.0	148.9	152.6	154.0	151.7
Colonial Life	351.2	337.4	333.1	335.9	332.2	321.1	319.4	316.8	316.4
Closed Block	295.7	298.4	301.3	303.0	304.9	311.1	312.5	315.1	317.9
	2,087.5	2,037.8	2,020.8	2,017.5	2,006.3	1,967.9	1,947.2	1,943.6	1,938.5
Net Investment Income
Unum US	207.4	220.3	214.3	215.7	215.0	223.2	214.4	218.2	223.1
Unum UK	26.8	34.8	28.0	38.6	23.5	38.7	34.4	44.3	33.6
Colonial Life	34.0	35.6	35.9	36.9	37.0	37.6	35.5	35.8	36.6
Closed Block	333.4	340.4	327.5	331.7	320.4	323.0	317.2	325.8	315.5
Corporate	4.8	5.3	6.4	7.8	6.1	10.2	9.8	8.3	7.0
	606.4	636.4	612.1	630.7	602.0	632.7	611.3	632.4	615.8
Other Income
Unum US	29.0	28.8	28.1	31.4	30.9	30.7	30.2	30.3	30.9
Unum UK	—	—	—	—	—	(0.1)	—	0.2	(0.1)
Colonial Life	0.3	—	0.1	—	—	—	0.1	0.1	(0.1)
Closed Block	22.4	21.8	21.5	22.8	23.2	22.3	23.4	24.5	21.6
Corporate	0.3	0.3	1.8	0.5	0.3	2.8	0.9	(0.2)	1.5
	52.0	50.9	51.5	54.7	54.4	55.7	54.6	54.9	53.8
Total Operating Revenue
Unum US	1,537.7	1,500.7	1,484.2	1,483.5	1,476.1	1,440.7	1,407.3	1,406.2	1,406.5
Unum UK	166.1	185.2	172.6	180.8	162.5	187.5	187.0	198.5	185.2
Colonial Life	385.5	373.0	369.1	372.8	369.2	358.7	355.0	352.7	352.9
Closed Block	651.5	660.6	650.3	657.5	648.5	656.4	653.1	665.4	655.0
Corporate	5.1	5.6	8.2	8.3	6.4	13.0	10.7	8.1	8.5
	$2,745.9	$2,725.1	$2,684.4	$2,702.9	$2,662.7	$2,656.3	$2,613.1	$2,630.9	$2,608.1

Unum Group Quarterly Historical Financial Results by Segment - Continued

	3/31/16	12/31/15	9/30/15	6/30/15	3/31/15	12/31/14	9/30/14	6/30/14	3/31/14
Benefits and Expenses
Unum US	$1,321.8	$1,286.5	$1,265.5	$1,280.7	$1,261.8	$1,231.2	$1,195.2	$1,190.4	$1,199.0
Unum UK	132.5	148.2	139.9	142.5	129.9	149.3	153.5	158.9	148.7
Colonial Life	308.1	295.4	292.8	295.2	291.6	284.7	284.0	277.8	273.8
Closed Block	617.8	632.5	622.6	620.9	621.8	1,325.2	627.4	628.8	626.7
Corporate	36.9	40.2	35.1	41.7	36.3	37.4	35.8	49.7	35.0
	2,417.1	2,402.8	2,355.9	2,381.0	2,341.4	3,027.8	2,295.9	2,305.6	2,283.2
Income (Loss) Before Income Tax, Net Realized Investment Gain (Loss), and Non-operating Retirement-related Loss
Unum US	215.9	214.2	218.7	202.8	214.3	209.5	212.1	215.8	207.5
Unum UK	33.6	37.0	32.7	38.3	32.6	38.2	33.5	39.6	36.5
Colonial Life	77.4	77.6	76.3	77.6	77.6	74.0	71.0	74.9	79.1
Closed Block	33.7	28.1	27.7	36.6	26.7	(668.8)	25.7	36.6	28.3
Corporate	(31.8)	(34.6)	(26.9)	(33.4)	(29.9)	(24.4)	(25.1)	(41.6)	(26.5)
	328.8	322.3	328.5	321.9	321.3	(371.5)	317.2	325.3	324.9
Income Tax Expense (Benefit)	102.0	91.7	105.5	99.3	96.5	(143.4)	98.1	104.0	102.3

Income (Loss) Before Net Realized Investment Gain (Loss) and Non-operating Retirement-related Loss, Net of Tax	226.8	230.6	223.0	222.6	224.8	(228.1)	219.1	221.3	222.6

Net Realized Investment Gain (Loss), Net of Tax	(13.6)	(2.5)	(17.3)	3.7	(10.0)	(11.2)	0.9	19.0	4.1

Non-operating Retirement-related Loss, Net of Tax	(2.6)	(2.0)	(1.9)	(2.0)	(1.9)	(42.9)	(0.9)	(0.9)	(0.9)

Net Income (Loss)	$210.6	$226.1	$203.8	$224.3	$212.9	$(282.2)	$219.1	$239.4	$225.8

Net Income (Loss) Per Common Share - Assuming Dilution	$0.88	$0.93	$0.83	$0.90	$0.84	$(1.12)	$0.86	$0.93	$0.86

8. 1

Unum Group Financial Results for Unum US Segment

	Three Months Ended		Year Ended
	3/31/2016	3/31/2015	12/31/2015	12/31/2014
Operating Revenue
Premium Income	$1,301.3	$1,230.2	$4,960.0	$4,659.7
Net Investment Income	207.4	215.0	865.3	878.9
Other Income	29.0	30.9	119.2	122.1
Total	1,537.7	1,476.1	5,944.5	5,660.7

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	902.2	839.9	3,476.7	3,288.1
Commissions	149.0	145.9	562.2	528.7
Deferral of Acquisition Costs	(84.9)	(80.1)	(307.3)	(292.7)
Amortization of Deferred Acquisition Costs	78.5	83.4	272.3	248.1
Other Expenses	277.0	272.7	1,090.6	1,043.6
Total	1,321.8	1,261.8	5,094.5	4,815.8

Operating Income	$215.9	$214.3	$850.0	$844.9

Operating Ratios (% of Premium Income):
Benefit Ratio	69.3%	68.3%	70.1%	70.6%
Other Expense Ratio	21.3%	22.2%	22.0%	22.4%
Operating Income Ratio	16.6%	17.4%	17.1%	18.1%

Unum Group Financial Results for Unum US Group Disability

	Three Months Ended		Year Ended
	3/31/2016	3/31/2015	12/31/2015	12/31/2014
Operating Revenue
Premium Income
Group Long-term Disability	$430.6	$405.3	$1,644.7	$1,553.5
Group Short-term Disability	157.5	147.7	607.4	558.1
Total Premium Income	588.1	553.0	2,252.1	2,111.6
Net Investment Income	120.8	125.0	496.5	515.9
Other Income	22.9	23.6	92.9	91.0
Total	731.8	701.6	2,841.5	2,718.5

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	474.3	443.0	1,834.0	1,746.4
Commissions	45.2	44.5	172.2	161.2
Deferral of Acquisition Costs	(12.4)	(10.3)	(43.2)	(40.2)
Amortization of Deferred Acquisition Costs	9.1	8.3	33.7	26.3
Other Expenses	145.2	141.8	572.4	550.0
Total	661.4	627.3	2,569.1	2,443.7

Operating Income	$70.4	$74.3	$272.4	$274.8

Operating Ratios (% of Premium Income):
Benefit Ratio	80.6%	80.1%	81.4%	82.7%
Other Expense Ratio	24.7%	25.6%	25.4%	26.0%
Operating Income Ratio	12.0%	13.4%	12.1%	13.0%

Persistency:
Group Long-term Disability	88.9%	91.0%	92.1%	90.6%
Group Short-term Disability	86.0%	86.5%	88.1%	89.6%

9. 1

Unum Group Financial Results for Unum US Group Life and Accidental Death & Dismemberment

	Three Months Ended		Year Ended
	3/31/2016	3/31/2015	12/31/2015	12/31/2014
Operating Revenue
Premium Income
Group Life	$351.5	$335.0	$1,347.4	$1,262.3
Accidental Death & Dismemberment	34.6	32.6	131.7	125.9
Total Premium Income	386.1	367.6	1,479.1	1,388.2
Net Investment Income	28.5	33.5	135.1	135.2
Other Income	1.0	0.3	2.1	1.4
Total	415.6	401.4	1,616.3	1,524.8

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	275.9	260.8	1,061.6	975.8
Commissions	32.3	30.3	121.2	113.3
Deferral of Acquisition Costs	(9.8)	(8.0)	(33.3)	(31.3)
Amortization of Deferred Acquisition Costs	7.5	6.5	26.2	21.4
Other Expenses	54.3	53.9	215.7	205.2
Total	360.2	343.5	1,391.4	1,284.4

Operating Income	$55.4	$57.9	$224.9	$240.4

Operating Ratios (% of Premium Income):
Benefit Ratio	71.5%	70.9%	71.8%	70.3%
Other Expense Ratio	14.1%	14.7%	14.6%	14.8%
Operating Income Ratio	14.3%	15.8%	15.2%	17.3%

Persistency:
Group Life	89.9%	87.3%	89.2%	90.8%
Accidental Death & Dismemberment	89.1%	89.0%	89.8%	91.1%

9. 2

Unum Group Financial Results for Unum US Supplemental and Voluntary

	Three Months Ended		Year Ended
	3/31/2016	3/31/2015	12/31/2015	12/31/2014
Operating Revenue
Premium Income
Individual Disability	$123.9	$117.9	$478.9	$466.1
Voluntary Benefits	203.2	191.7	749.9	693.8
Total Premium Income	327.1	309.6	1,228.8	1,159.9
Net Investment Income	58.1	56.5	233.7	227.8
Other Income	5.1	7.0	24.2	29.7
Total	390.3	373.1	1,486.7	1,417.4

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	152.0	136.1	581.1	565.9
Commissions	71.5	71.1	268.8	254.2
Deferral of Acquisition Costs	(62.7)	(61.8)	(230.8)	(221.2)
Amortization of Deferred Acquisition Costs	61.9	68.6	212.4	200.4
Other Expenses	77.5	77.0	302.5	288.4
Total	300.2	291.0	1,134.0	1,087.7

Operating Income	$90.1	$82.1	$352.7	$329.7

Operating Ratios (% of Premium Income):
Benefit Ratios:
Individual Disability	50.9%	48.9%	51.8%	51.6%
Voluntary Benefits	43.8%	40.9%	44.4%	46.9%
Other Expense Ratio	23.7%	24.9%	24.6%	24.9%
Operating Income Ratio	27.5%	26.5%	28.7%	28.4%

Persistency:
Individual Disability	91.3%	90.1%	90.3%	90.0%
Voluntary Benefits	76.7%	75.5%	75.9%	77.6%

9. 3

Unum Group Financial Results for Unum UK Segment

	Three Months Ended		Year Ended
	3/31/2016	3/31/2015	12/31/2015	12/31/2014
Operating Revenue
Premium Income
Group Long-term Disability	$93.1	$96.5	$397.4	$418.9
Group Life	28.7	30.5	121.5	133.2
Supplemental	17.5	12.0	57.3	55.1
Total Premium Income	139.3	139.0	576.2	607.2
Net Investment Income	26.8	23.5	124.9	151.0
Other Income	—	—	—	—
Total	166.1	162.5	701.1	758.2

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	94.7	90.9	394.8	431.0
Commissions	9.0	12.0	41.8	42.8
Deferral of Acquisition Costs	(2.0)	(2.0)	(9.6)	(10.5)
Amortization of Deferred Acquisition Costs	2.7	2.8	11.3	12.5
Other Expenses	28.1	26.2	122.2	134.6
Total	132.5	129.9	560.5	610.4

Operating Income	$33.6	$32.6	$140.6	$147.8

Unum Group Financial Results for Unum UK Segment - Continued

	Three Months Ended		Year Ended
(in millions of pounds, except exchange rate)	3/31/2016	3/31/2015	12/31/2015	12/31/2014
Operating Revenue
Premium Income
Group Long-term Disability	£65.0	£63.7	£259.9	£254.4
Group Life	20.1	20.2	79.5	80.8
Supplemental	12.2	7.8	37.5	33.4
Total Premium Income	97.3	91.7	376.9	368.6
Net Investment Income	18.7	15.4	81.6	91.6
Other Income	—	0.1	—	0.1
Total	116.0	107.2	458.5	460.3

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	66.1	59.9	258.1	261.4
Commissions	6.2	7.9	27.4	26.0
Deferral of Acquisition Costs	(1.4)	(1.3)	(6.3)	(6.4)
Amortization of Deferred Acquisition Costs	1.9	1.8	7.4	7.6
Other Expenses	19.7	17.4	79.9	81.9
Total	92.5	85.7	366.5	370.5

Operating Income	£23.5	£21.5	£92.0	£89.8

Weighted Average Pound/Dollar Exchange Rate	1.430	1.516	1.528	1.646

Operating Ratios (% of Premium Income):
Benefit Ratio	67.9%	65.3%	68.5%	70.9%
Other Expense Ratio	20.2%	19.0%	21.2%	22.2%
Operating Income Ratio	24.2%	23.4%	24.4%	24.4%

Persistency:
Group Long-term Disability	87.5%	86.6%	89.2%	90.1%
Group Life	79.6%	79.3%	80.0%	76.0%
Supplemental	90.5%	87.5%	87.7%	86.6%

10. 1

Unum Group Financial Results for Colonial Life Segment

	Three Months Ended		Year Ended
	3/31/2016	3/31/2015	12/31/2015	12/31/2014
Operating Revenue
Premium Income
Accident, Sickness, and Disability	$205.6	$196.5	$789.0	$759.8
Life	67.7	62.3	252.4	231.8
Cancer and Critical Illness	77.9	73.4	297.2	282.1
Total Premium Income	351.2	332.2	1,338.6	1,273.7
Net Investment Income	34.0	37.0	145.4	145.5
Other Income	0.3	—	0.1	0.1
Total	385.5	369.2	1,484.1	1,419.3

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	178.9	170.4	683.0	660.6
Commissions	77.8	73.4	293.5	262.3
Deferral of Acquisition Costs	(65.6)	(62.9)	(252.8)	(220.8)
Amortization of Deferred Acquisition Costs	51.0	48.1	198.7	180.2
Other Expenses	66.0	62.6	252.6	238.0
Total	308.1	291.6	1,175.0	1,120.3

Operating Income	$77.4	$77.6	$309.1	$299.0

Operating Ratios (% of Premium Income):
Benefit Ratio	50.9%	51.3%	51.0%	51.9%
Other Expense Ratio	18.8%	18.8%	18.9%	18.7%
Operating Income Ratio	22.0%	23.4%	23.1%	23.5%

Persistency:
Accident, Sickness, and Disability	74.8%	75.5%	74.8%	75.5%
Life	84.7%	85.4%	84.9%	85.2%
Cancer and Critical Illness	81.6%	83.8%	81.2%	83.5%

Unum Group Financial Results for Closed Block Segment

	Three Months Ended		Year Ended
	3/31/2016	3/31/2015	12/31/2015	12/31/2014
Operating Revenue
Premium Income
Individual Disability	$133.6	$146.5	$572.4	$624.8
Long-term Care	161.7	158.2	633.5	630.9
All Other	0.4	0.2	1.7	0.9
Total Premium Income	295.7	304.9	1,207.6	1,256.6
Net Investment Income	333.4	320.4	1,320.0	1,281.5
Other Income	22.4	23.2	89.3	91.8
Total	651.5	648.5	2,616.9	2,629.9

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	554.0	552.7	2,228.3	2,931.1
Commissions	24.1	25.6	98.8	101.5
Interest and Debt Expense	1.7	1.7	6.6	7.3
Other Expenses	38.0	41.8	164.1	168.2
Total	617.8	621.8	2,497.8	3,208.1

Income (Loss) Before Income Tax and Net Realized Investment Gains and Losses	33.7	26.7	119.1	(578.2)
Long-term Care Reserve Increase	—	—	—	698.2
Operating Income	$33.7	$26.7	$119.1	$120.0

Interest Adjusted Loss Ratios:
Individual Disability	84.0%	80.0%	82.8%	83.6%
Long-term Care	88.9%	87.3%	87.6%	196.6%
Long-term Care Excluding the Reserve Increase				85.9%

Operating Ratios (% of Premium Income):
Other Expense Ratio	12.9%	13.7%	13.6%	13.4%
Income (Loss) Ratio	11.4%	8.8%	9.9%	(46.0)%
Operating Income Ratio	11.4%	8.8%	9.9%	9.5%

Persistency:
Individual Disability	90.9%	91.3%	90.9%	91.3%
Long-term Care	95.5%	95.3%	95.7%	95.4%

Unum Group Financial Results for Corporate Segment

	Three Months Ended		Year Ended
	3/31/2016	3/31/2015	12/31/2015	12/31/2014
Operating Revenue
Net Investment Income	$4.8	$6.1	$25.6	$35.3
Other Income	0.3	0.3	2.9	5.0
Total	5.1	6.4	28.5	40.3

Interest and Other Expenses	36.9	36.3	153.3	157.9

Operating Loss Including Costs Related to Early Retirement of Debt	(31.8)	(29.9)	(124.8)	(117.6)
Costs Related to Early Retirement of Debt	—	—	—	13.2
Operating Loss	$(31.8)	$(29.9)	$(124.8)	$(104.4)

Unum Group Reserves

	March 31, 2016
	Gross						Total
	Policy		Claim Reserves				Reinsurance	Total
	Reserves	%	Incurred	IBNR	%	Total	Ceded	Net
Group Disability	$—	—%	$6,280.1	$621.8	29.2%	$6,901.9	$68.8	$6,833.1
Group Life and Accidental Death & Dismemberment	67.7	0.4	688.3	192.1	3.7	948.1	5.5	942.6
Individual Disability	549.9	3.1	1,252.3	129.3	5.9	1,931.5	108.6	1,822.9
Voluntary Benefits	1,443.5	8.1	49.7	53.9	0.4	1,547.1	28.6	1,518.5
Unum US Segment	2,061.1	11.6	8,270.4	997.1	39.2	11,328.6	211.5	11,117.1

Unum UK Segment	20.4	0.1	2,015.9	117.7	9.0	2,154.0	98.1	2,055.9

Colonial Life Segment	1,782.7	10.0	276.2	133.0	1.7	2,191.9	7.7	2,184.2

Individual Disability	588.4	3.3	9,864.9	275.0	42.8	10,728.3	1,587.6	9,140.7
Long-term Care	7,508.3	42.3	1,265.7	126.7	5.9	8,900.7	43.4	8,857.3
Other	5,803.3	32.7	198.6	136.9	1.4	6,138.8	4,988.0	1,150.8
Closed Block Segment	13,900.0	78.3	11,329.2	538.6	50.1	25,767.8	6,619.0	19,148.8

Subtotal	$17,764.2	100.0%	$21,891.7	$1,786.4	100.0%	41,442.3	6,936.3	34,506.0

Adjustment Related to Unrealized Investment Gains and Losses						4,466.5	310.2	4,156.3

Consolidated						$45,908.8	$7,246.5	$38,662.3

The increase in the adjustment related to unrealized investment gains and losses, relative to year-end 2015, was due primarily to a decrease in U.S. Treasury rates. This adjustment is applied to our reserves and is consistent with a similar adjustment to our invested assets.

Unum Group Reserves

	December 31, 2015
	Gross						Total Reinsurance Ceded
	Policy Reserves		Claim Reserves					Total Net
		%	Incurred	IBNR	%	Total
Group Disability	$—	—%	$6,347.0	$597.2	29.2%	$6,944.2	$66.3	$6,877.9
Group Life and Accidental Death & Dismemberment	68.3	0.4	725.9	186.8	3.8	981.0	4.8	976.2
Individual Disability	552.9	3.1	1,238.2	130.8	5.8	1,921.9	109.9	1,812.0
Voluntary Benefits	1,434.4	8.1	48.9	48.5	0.4	1,531.8	28.6	1,503.2
Unum US Segment	2,055.6	11.6	8,360.0	963.3	39.2	11,378.9	209.6	11,169.3

Unum UK Segment	21.0	0.1	2,053.6	135.0	9.2	2,209.6	101.2	2,108.4

Colonial Life Segment	1,760.0	10.0	276.5	132.2	1.7	2,168.7	8.1	2,160.6

Individual Disability	620.0	3.5	9,922.8	259.2	42.8	10,802.0	1,568.5	9,233.5
Long-term Care	7,383.3	41.9	1,225.4	123.4	5.7	8,732.1	42.5	8,689.6
Other	5,810.8	32.9	204.2	140.5	1.4	6,155.5	4,991.0	1,164.5
Closed Block Segment	13,814.1	78.3	11,352.4	523.1	49.9	25,689.6	6,602.0	19,087.6

Subtotal	$17,650.7	100.0%	$22,042.5	$1,753.6	100.0%	41,446.8	6,920.9	34,525.9

Adjustment Related to Unrealized Investment Gains and Losses						3,578.4	263.2	3,315.2

Consolidated						$45,025.2	$7,184.1	$37,841.1

14. 1

Unum Group Investments

	3/31/2016			3/31/2016	12/31/2015
Fixed Maturity Securities (Fair Value)
Public	$28,618.6	64.0%	Selected Statistics
Asset-Backed Securities	91.2	0.2	Earned Book Yield	5.24%	5.40%
Residential Mortgage-Backed Securities (1)	2,259.5	5.1	Average Duration (in years)	7.57	7.54
Commercial Mortgage-Backed Securities	129.7	0.3
Private Placements	5,337.6	11.9
High Yield	3,374.5	7.5
Government Securities	2,664.2	6.0
Municipal Securities (2)	2,176.6	4.9
Redeemable Preferred Stocks	47.3	0.1
Total	$44,699.2	100.0%

	Amortized Cost	Fair Value
Quality Ratings of Fixed Maturity Securities			Schedule BA and Non-Current
Aaa	9.5%	9.6%	Total Non-Current Investments	$48.8	$36.8
Aa	7.8	8.3	Total Schedule BA Assets	$442.6	$443.5
A	28.3	29.9
Baa	45.5	44.6
Below Baa	8.9	7.6
Total	100.0%	100.0%

(1) Includes $17.2 million of high yield mortgage-backed securities.
(2) Includes $1.7 million of high yield taxable municipal securities.

Unum Group Investments at March 31, 2016

Fixed Maturity Securities - By Industry Classification - Unrealized Gain
Classification	Fair Value	Net Unrealized Gain (Loss)	Fair Value of Fixed Maturity Securities with Gross Unrealized Loss	Gross Unrealized Loss	Fair Value of Fixed Maturity Securities with Gross Unrealized Gain	Gross Unrealized Gain
Basic Industry	$2,408.8	$138.6	$577.6	$48.5	$1,831.2	$187.1
Capital Goods	4,152.3	485.3	308.3	10.9	3,844.0	496.2
Communications	3,068.6	403.8	273.5	21.6	2,795.1	425.4
Consumer Cyclical	1,559.9	160.9	161.2	3.8	1,398.7	164.7
Consumer Non-Cyclical	6,335.8	777.5	344.7	16.6	5,991.1	794.1
Energy	4,937.7	18.9	1,968.4	297.4	2,969.3	316.3
Financial Institutions	3,444.9	329.0	232.4	3.0	3,212.5	332.0
Mortgage/Asset-Backed	2,480.4	200.6	62.6	0.4	2,417.8	201.0
Sovereigns	1,077.9	182.2	—	—	1,077.9	182.2
Technology	1,432.9	76.3	228.8	12.1	1,204.1	88.4
Transportation	1,793.9	242.0	147.4	4.9	1,646.5	246.9
U.S. Government Agencies and Municipalities	3,762.9	610.2	94.5	1.5	3,668.4	611.7
Public Utilities	8,243.2	1,269.2	211.2	3.8	8,032.0	1,273.0
Total	$44,699.2	$4,894.5	$4,610.6	$424.5	$40,088.6	$5,319.0

Fixed Maturity Securities - Energy Classification - Unrealized Gain (Loss)
Midstream	$2,133.3	$(1.4)	$969.7	$95.8	$1,163.6	$94.4
Oil and Gas-Independent	1,428.6	(83.4)	763.9	157.4	664.7	74.0
Oil Field	189.7	(27.2)	115.2	35.3	74.5	8.1
Oil-Integrated	856.1	120.0	51.4	2.3	804.7	122.3
Oil-Refining	278.2	9.1	58.5	6.3	219.7	15.4
Other Energy	51.8	1.8	9.7	0.3	42.1	2.1
Total	$4,937.7	$18.9	$1,968.4	$297.4	$2,969.3	$316.3

Gross Unrealized Loss on Fixed Maturity Securities By Length of Time in Unrealized Loss Position
	Investment-Grade			Below-Investment-Grade
Category	Fair Value	Gross Unrealized Loss		Fair Value	Gross Unrealized Loss
Less than 91 days	$657.6	$15.7		$60.5	$3.7
91 through 180 days	610.2	34.0		159.3	4.5
181 through 270 days	317.5	26.3		398.1	64.3
271 days to 1 year	1,199.6	68.9		414.9	76.9
Greater than 1 year	400.4	30.0		392.5	100.2
Total	$3,185.3	$174.9		$1,425.3	$249.6

15. 1

Appendix to Statistical Supplement

2016 Significant Items

•
We have entered into a definitive agreement to acquire H&J Capital, LLC, parent of Starmount Life Insurance Company and AlwaysCare Benefits (which collectively we refer to as Starmount) for a purchase price of $127 million plus net assets received. The transaction, which we anticipate will close by the end of the third quarter of 2016 subject to customary approvals and closing conditions, is not expected to materially impact our results of operations or financial position for 2016 or alter our share repurchase and common stock dividend strategy.

•
In January 2016, we adopted a Financial Accounting Standards Board (FASB) update that simplified the presentation of deferred debt issuance costs by requiring these costs to be presented in the balance sheet as a reduction of the carrying amount of the debt liability to which the deferred costs relate, rather than classifying the deferred costs as an asset. This classification is consistent with the treatment of debt discounts. We applied the amendments in the update retrospectively, adjusting all prior period balance sheets and related metrics throughout this document.

2015 Significant Items

•
In September 2015, we acquired 100 percent of the common shares and voting interests in National Dental Plan Limited and associated companies (National Dental) for a total cash purchase price of £35.9 million or $54.3 million. National Dental, a provider of dental insurance in the U.K. workplace, is reported in our Unum UK segment as part of our supplemental product line. This acquisition, the results of which are included in our consolidated financial statements for the period subsequent to the date of acquisition, did not have a material impact on revenue or results of operations during 2015.

•
In January 2014, the FASB issued an update permitting entities to make an accounting policy election to account for investments in qualified affordable housing projects using the proportional amortization method if certain conditions are met. Under the proportional amortization method, an entity amortizes the initial cost of the investment in proportion to the tax credits and other tax benefits received and recognizes the net investment performance in the income statement as a component of income tax expense (benefit). We adopted this update effective January 1, 2015 and applied the amendments retrospectively, adjusting all prior period operating results, balance sheets, and related metrics throughout this document.

2014 Significant Items

•	Fourth quarter of 2014 reserve increase of $698.2 million before tax and $453.8 million after tax related to long-term care.

•	Fourth quarter of 2014 settlement loss of $64.4 million before tax and $41.9 million after tax related to a pension plan amendment.

•	Second quarter of 2014 costs related to early retirement of debt of $13.2 million before tax and $10.4 million after tax.

•	In December 2014, we retired 60 million shares of our treasury stock with an average total cost of $1,451.7 million.

16

Appendix to Statistical Supplement - Continued

Non-GAAP Financial Measures

We analyze our performance using non-GAAP financial measures which exclude or include amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. We believe the following non-GAAP financial measures are better performance measures and better indicators of the revenue and profitability and underlying trends in our business:

•	Operating revenue, which excludes realized investment gains or losses;

•
Before-tax operating income or loss, which excludes realized investment gains or losses, non-operating retirement-related gains or losses, income tax, and certain other items, as applicable, and after-tax operating income or loss which includes income tax;

•	Operating return on equity, which is calculated using after-tax operating income or loss and excludes from equity the unrealized gain or loss on securities and net gain on cash flow hedges;

•	Leverage ratio, which excludes the unrealized gain or loss on securities and net gain on cash flow hedges, and the non-recourse debt and associated capital of Northwind Holdings, LLC; and

•	Book value per common share, which is calculated excluding AOCI.

Realized investment gains or losses; non-operating retirement-related gains or losses; unrealized gains or losses on securities and net gains on cash flow hedges depend on market conditions and do not necessarily relate to decisions regarding the underlying business of our Company. Leverage ratio and book value per common share excluding certain components of AOCI, certain of which tend to fluctuate depending on market conditions and general economic trends, are important measures. We also exclude certain other items from our discussion of financial ratios and metrics in order to enhance the understanding and comparability of our operational performance and the underlying fundamentals, but this exclusion is not an indication that similar items may not recur and does not replace the comparable GAAP measures in the determination of overall profitability. For a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measures, refer to the "Reconciliation of Non-GAAP Financial Measures" beginning on page 16.2.

16. 1

Reconciliation of Non-GAAP Financial Measures

	Three Months Ended
	March 31	December 31	September 30	June 30	March 31	December 31	September 30	June 30	March 31
	2016	2015				2014
	(in millions)
Operating Revenue	$2,745.9	$2,725.1	$2,684.4	$2,702.9	$2,662.7	$2,656.3	$2,613.1	$2,630.9	$2,608.1
Net Realized Investment Gain (Loss)	(20.5)	(2.7)	(26.6)	0.8	(15.3)	(17.3)	1.2	25.9	6.3
Total Revenue	$2,725.4	$2,722.4	$2,657.8	$2,703.7	$2,647.4	$2,639.0	$2,614.3	$2,656.8	$2,614.4

	After-Tax	Average	Annualized
	Operating	Allocated	Operating
	Income (Loss)	Equity(1)	Return
	(in millions)		On Equity
Three Months Ended March 31, 2016
Unum US	$141.2	$3,924.2	14.4%
Unum UK	28.5	645.1	17.7%
Colonial Life	50.4	1,139.7	17.7%
Core Operating Segments	220.1	5,709.0	15.4%
Closed Block	22.6	2,942.2
Corporate	(15.9)	(545.3)
Total	$226.8	$8,105.9	11.2%

Three Months Ended March 31, 2015
Unum US	$140.4	$4,164.9	13.5%
Unum UK	25.4	631.2	16.1%
Colonial Life	50.5	1,193.4	16.9%
Core Operating Segments	216.3	5,989.5	14.4%
Closed Block	17.5	2,859.7
Corporate	(9.0)	(998.0)
Total	$224.8	$7,851.2	11.5%

(1)Excludes net unrealized gain on securities and net gain on cash flow hedges and is calculated using the stockholders' equity balances presented on page 16.4. We updated our internal allocation formula used to determine allocated stockholders' equity for certain of our product lines within our operating segments and, as a result, we are computing the average allocated equity for 2016 using internally allocated equity which was updated effective January 1, 2016. As a result, average equity for the three months ended March 31, 2016 for certain of our segments will not compute using the historical allocated equity at December 31 2015. There was no impact on total allocated equity or total average allocated equity.

16. 2

Reconciliation of Non-GAAP Financial Measures - Continued

	After-Tax	Average
	Operating	Allocated	Operating
	Income (Loss)	Equity(2)	Return
	(in millions)		On Equity
Year Ended December 31, 2015
Unum US	$557.5	$4,197.8	13.3%
Unum UK	116.9	650.6	18.0%
Colonial Life	201.1	1,209.4	16.6%
Core Operating Segments	875.5	6,057.8	14.5%
Closed Block	79.0	2,989.2
Corporate	(53.5)	(1,085.9)
Total	$901.0	$7,961.1	11.3%

Year Ended December 31, 2014
Unum US	$554.9	$4,157.4	13.3%
Unum UK	116.4	635.3	18.3%
Colonial Life	194.4	1,163.1	16.7%
Core Operating Segments	865.7	5,955.8	14.5%
Closed Block	79.2	2,756.3
Corporate	(45.8)	(737.8)
Total	$899.1	$7,974.3	11.3%

(2)Excludes net unrealized gain on securities and net gain on cash flow hedges and is calculated using the stockholders' equity balances presented on page 16.4.

16. 3

Average allocated equity is computed as follows:

	3/31/2016	12/31/2015	3/31/2015	12/31/2014	12/31/2013
	(in millions)
Total Stockholders' Equity, As Reported	$8,920.3	$8,663.9	$8,687.9	$8,521.9	$8,639.9
Net Unrealized Gain on Securities	438.4	204.3	414.3	290.3	135.7
Net Gain on Cash Flow Hedges	351.8	378.0	411.9	391.0	396.3
Total Stockholders' Equity, as Adjusted	$8,130.1	$8,081.6	$7,861.7	$7,840.6	$8,107.9

	Three Months Ended 3/31/2016	Twelve Months Ended 12/31/2015	Three Months Ended 3/31/2015	Twelve Months Ended 12/31/2014
	(in millions)
Average Stockholders' Equity Excluding Net Unrealized Gain on Securities and Net Gain on Cash Flow Hedges	$8,105.9	$7,961.1	$7,851.2	$7,974.3

16. 4

Reconciliation of Non-GAAP Financial Measures - Continued

	Three Months Ended March 31
	2016		2015
	(in millions)	per share *	(in millions)	per share *
After-tax Operating Income	$226.8	$0.95	$224.8	$0.89
Net Realized Investment Loss, Net of Tax	(13.6)	(0.06)	(10.0)	(0.04)
Non-operating Retirement-related Loss, Net of Tax	(2.6)	(0.01)	(1.9)	(0.01)
Net Income	$210.6	$0.88	$212.9	$0.84

	Year Ended December 31
	2015
	(in millions)	per share *
After-tax Operating Income	$901.0	$3.64
Net Realized Investment Loss, Net of Tax	(26.1)	(0.11)
Non-operating Retirement-related Loss, Net of Tax	(7.8)	(0.03)
Net Income	$867.1	$3.50

* Assuming Dilution

	March 31		December 31
	2016	2015	2015	2014
	(in millions)
		As Adjusted
Debt, As Reported	$2,793.9	$2,728.4	$2,801.4	$2,752.9
Excluding Non-recourse Debt	310.8	369.3	324.0	398.4
Debt, As Adjusted	$2,483.1	$2,359.1	$2,477.4	$2,354.5

Total Stockholders' Equity, As Reported	$8,920.3	$8,687.9	$8,663.9	$8,521.9
Excluding Net Unrealized Gain on Securities and Net Gain on Cash Flow Hedges	790.2	826.2	582.3	681.3
Excluding Northwind Capital	854.0	854.5	844.6	849.9
Equity, As Adjusted	7,276.1	7,007.2	7,237.0	6,990.7
Debt, As Adjusted	2,483.1	2,359.1	2,477.4	2,354.5
Total Capital, As Adjusted	$9,759.2	$9,366.3	$9,714.4	$9,345.2

Leverage Ratio	25.4%	25.2%	25.5%	25.2%

16. 5